sSECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): February 26, 2024

NEMAURA MEDICAL INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

001-38355	46-5027260
(Commission File Number)	(IRS Employer Identification No.)

57 West 57th Street Manhattan, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	+1 (646) 416-8000
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On February 26, 2024, Nemaura Medical Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to vote on the following matters:

1.  Election of directors

Each of the following four nominees was elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year and until their successors have been duly elected and qualified or until the director’s earlier death, resignation or removal.

Nominee	For	Withheld	Broker Non-Votes
Dewan Fazlul Hoque Chowdhury	14,150,390	1,283,812	2,585,450
Bashir Timol	14,096,660	1,337,542	2,585,450
Dr. Salim Natha	13,966,777	1,467,425	2,585,450
Dr. Fuzail Jamall	14,293,779	1,140,423	2,585,450

2.  Ratification of the Company’s independent registered public accounting firm

Stockholders ratified the appointment of Weinberg and Company, P.A. as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2024, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
17,642,661	375,666	1,325	N/A

3.  Approval of increase in authorized shares of the Company’s common stock

Stockholders approved an amendment to the Company’s Articles of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, from 42,000,000 shares to 62,000,000 shares, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
16,679,285	1,338,695	1,672	N/A

4.  Approval of Nemaura Medical Inc. 2023 Omnibus Incentive Plan

Stockholders approved the Nemaura Medical Inc. 2023 Omnibus Incentive Plan, in accordance with the voting results listed below.

For	Against	Abstain	Broker Non-Votes
14,942,054	470,434	21,714	2,585,450

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded with the Inline XBRL document

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEMAURA MEDICAL INC.

Date: February 26, 2024	By:	/s/ Dewan F.H. Chowdhury
Dewan F.H. Chowdhury Chief Executive Officer